UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 3, 2026

Date of Report (Date of earliest event reported)

QUALCOMM Incorporated

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or other jurisdiction of incorporation)

000-19528	95-3685934
(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Dr., San Diego, California,	92121
(Address of Principal Executive Offices)	(Zip Code)

858-587-1121

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QCOM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.02. Unregistered Sale of Equity Securities.

On September 3, 2026, in connection with a strategic collaboration between QUALCOMM Incorporated (the “Company”), and Qualcomm Technologies, Inc., a subsidiary of the Company, and certain of its affiliates (collectively, “QTI”), and Amazon Data Services, Inc. and certain of its affiliates (collectively, “Amazon”) related to the purchase of certain QTI server chip products, technology, systems and manufacturing services by Amazon, the Company issued a warrant (the “Warrant”) to Amazon.com NV Investment Holdings LLC, an affiliate of Amazon (the “Warrantholder”) to acquire up to an aggregate of 25,000,000 shares (the “Warrant Shares”) of the Company’s common stock at an exercise price of $161.26 per share.

The Warrant allows for cashless exercise and expires on September 3, 2036. The Warrant Shares vest in tranches tied to the execution of certain commercial arrangements, the placement of binding purchase orders and actual purchases of QTI’s server chip products, technology, systems and manufacturing services by Amazon during the term of the Warrant, up to a maximum amount of $60 billion in payments, with 3,750,000 shares being vested upon issuance of the Warrant based on initial purchase commitments.

The exercise price and the number of Warrant Shares are subject to customary adjustments. So long as the Warrant is unexercised, the Warrant does not entitle the Warrantholder to any voting rights or other rights as a holder of the Company’s common stock. The Warrantholder has certain customary registration rights with respect to the Warrant Shares, and the Company expects to file with the Securities and Exchange Commission a resale prospectus supplement to register the resale of the Warrant Shares in connection therewith after the date hereof.

The Warrant was issued, and the Warrant Shares are expected to be issued, in reliance on the exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Date: September 8, 2026	By:	/s/ Akash Palkhiwala
	Name:	Akash Palkhiwala
	Title:	Executive Vice President, Chief Financial Officer and Chief Operating Officer